                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ____________________

Date of Report (Date of Earliest Event Reported): January 14, 1999


                           CALCOMP TECHNOLOGY, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                 0-16071                 06-0888312
(State or Other Jurisdiction     (Commission              (IRS Employer
      of Incorporation)          File Number)          Identification No.)


 2411 West La Palma Avenue, Anaheim, CA                       92801
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's Telephone Number, including Area Code:  (714) 821-2000


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          On January 14, 1999, the Registrant completed a Secured Demand Loan Facility with its majority shareholder and principal lender, Lockheed Martin Corporation ("LMT"), pursuant to which LMT will provide funding to the Registrant in addition to the $43 million credit capacity provided by LMT under existing loan documents. This additional funding is intended to provide credit to assist the Registrant in the nonbankruptcy shutdown of its operations under the Shut-Down Plan approved by the Registrant's Board of Directors.

          The Registrant has fully drawn down on the available credit from LMT and, except for LMT's additional funding discussed above, does not anticipate being able to obtain additional funding from other sources. The Registrant believes it is highly unlikely that there will be any funds or assets available for distribution to the holders of its preferred or common stock.

     See the Press Release of Registrant attached hereto as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  EXHIBITS
               --------

Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1           Press Release dated January 15, 1999 issued by Registrant

99.2 Letter Agreement dated January 14, 1999 by and among the Registrant, CalComp, Inc. and Lockheed Martin Corporation ("LMT") (amendment to existing loan agreements between the parties)

99.3 Secured Demand Loan Facility dated as of January 14, 1999 among the Registrant, CalComp, Inc., Topaz Technologies, Inc. and LMT

99.4 Security Agreement dated as of January 14, 1999 by the Registrant, CalComp, Inc. and Topaz Technologies, Inc. for the benefit of LMT

                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 19, 1999                  CALCOMP TECHNOLOGY, INC.


                                         By:  /s/ John J. Millerick
                                              ----------------------------------
                                              John J. Millerick
                                              Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1           Press Release dated January 15, 1999 issued by Registrant

99.2 Letter Agreement dated January 14, 1999 by and among the Registrant, CalComp, Inc. and Lockheed Martin Corporation ("LMT") (amendment to existing loan agreements between the parties)

99.3 Secured Demand Loan Facility dated as of January 14, 1999 among the Registrant, CalComp, Inc., Topaz Technologies, Inc. and LMT

99.4 Security Agreement dated as of January 14, 1999 by the Registrant, CalComp, Inc. and Topaz Technologies, Inc. for the benefit of LMT